FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2003

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11394	95-3863205
(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D
St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

(651) 636-7466 (Registrant’s telephone number, including area code)

Item 5. Other Events On May 23, 2003, the Company announced the results of its Annual Meeting of Shareholders, as described in the press release attached as Exhibit 99.1. 2

Item 9. Regulation FD Disclosure On May 22, 2003, the Company held its Annual Meeting of Shareholders. The presentation is attached as Exhibit 99.2. 3

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: May 23, 2003	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer
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